SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Questcor Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NOTICE OF THE 2005 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE SELECTION OF ODENBERG ULLAKKO MURANISHI & CO. LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
CODE OF BUSINESS CONDUCT AND ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
OTHER MATTERS

April 19, 2005
To Our Shareholders:
      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Questcor Pharmaceuticals, Inc. to be held on June 2, 2005 at 9:00 a.m. local time at the corporate offices of Questcor Pharmaceuticals, Inc., 3260 Whipple Road, Union City, California 94587.
      The matters expected to be acted upon at the meeting are described in the following Notice of the 2005 Annual Meeting of Shareholders and Proxy Statement.
      It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
      We look forward to seeing you at the meeting.

Sincerely,

James L. Fares
President and Chief Executive Officer

3260 Whipple Road
Union City, California 94587
NOTICE OF THE 2005 ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Questcor Pharmaceuticals, Inc.:
      NOTICE IS HEREBY GIVEN that the 2005 annual meeting of shareholders (the “Annual Meeting”) of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), will be held on June 2, 2005 at 9:00 a.m. local time at the Company’s corporate offices at 3260 Whipple Road, Union City, California 94587, to consider and vote upon the following proposals:

1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

2. To ratify the selection of Odenberg Ullakko Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
      The proposals and other related matters are more fully described in the proxy statement accompanying this notice.
      Shareholders of record at the close of business on April 6, 2005, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
      All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

David A. Hahn
Secretary
Union City, California
April 19, 2005

3260 Whipple Road
Union City, California 94587
PROXY STATEMENT
FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS
General
      The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors”) of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), for use at the 2005 annual meeting of shareholders (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of the 2005 Annual Meeting of Shareholders. The Annual Meeting will be held on June 2, 2005 at 9:00 a.m. local time at the Company’s corporate headquarters, 3260 Whipple Road, Union City, California 94587. The Company intends to mail this proxy statement and accompanying proxy card on or about April 27, 2005 to all shareholders entitled to vote at the Annual Meeting.
Solicitation
      The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Company common stock, no par value per share (the “Common Stock”), beneficially owned by others to forward to such beneficial owners. The Company will reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.
Voting Rights and Outstanding Shares
      Only holders of record of Common Stock, Series A Preferred Stock and Series B Convertible Preferred Stock at the close of business on April 6, 2005 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 6, 2005, the Company had outstanding 52,650,984 shares of Common Stock, 2,155,715 shares of Series A Preferred Stock and 8,924,776 shares of Common Stock into which the Series B Convertible Stock is convertible. Each holder of record of Common Stock and Series A Preferred Stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Each holder of record of Series B Convertible Preferred Stock on the record date will be entitled to 0.875 votes for each share of Common Stock into which the Series B Convertible Stock is convertible on all matters to be voted upon at the Annual Meeting.
      All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
Revocability of Proxies
      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 3260 Whipple Road, Union City, CA 94587, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Shareholder Proposals
      Pursuant to Securities and Exchange Commission (“SEC”) Rule 14a-8, proposals that shareholders wish to include in the Company’s proxy statement and form of proxy for the Company’s 2006 annual meeting of shareholders must be received by the Company at its principal executive office at 3260 Whipple Road, Union City, California 94587, no later than December 28, 2005 and must satisfy the conditions established by the SEC for such proposals. Pursuant to SEC Rule 14a-4, if the Company has not received notice by March 13, 2006 of any matter a shareholder intends to propose for a vote at the 2006 annual meeting of shareholders, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card. Additionally, proposals that shareholders wish to present at the Company’s 2006 annual meeting of shareholders (but not included in the Company’s related proxy statement and form of proxy) must be received by the Company at its principal executive office at 3260 Whipple Road, Union City, California 94587, not before January 27, 2006 and no later than February 26, 2006 and must satisfy the conditions for such proposals set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). Shareholders are advised to review the Company’s Bylaws, which contain requirements with respect to advance notice of shareholder proposals and director nominations.
Security Holder Communications with the Board of Directors
      The Company provides an informal process for security holders to send communications to the Board of Directors. Security holders who wish to contact the Board of Directors or any of its members may do so by writing to Questcor Pharmaceuticals, Inc. at 3260 Whipple Road, Union City, California 94587. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Board, who then bears the responsibility of providing copies of the correspondence to all Board members.
PROPOSAL 1
ELECTION OF DIRECTORS
      There are six nominees for the Board of Directors positions presently authorized in the Company’s Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Each nominee listed below is currently a director of the Company. Roger G. Stoll, Ph.D., a current member of the Board of Directors, has determined not to stand for reelection at the Annual Meeting.
      Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected and the Board of Directors has no reason to believe that any nominee will be unable to serve.
      Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. The nominees receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected. Votes withheld will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other effect upon the election of directors under California law. Under California law, if any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes for the election of directors. The Company has received a notice from a shareholder that he intends to cumulate his votes for the election of directors. The proxy holders will cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of the Company’s nominees as possible.

Nominees
      The names of the nominees and certain information about them are set forth below:

Name	Age	Principal Occupation/Position Held with the Company

Albert Hansen	50	Managing Director of the investment banking firm Sanders Morris Harris; Chairman of the Board of Directors
Neal C. Bradsher	39	President, Broadwood Capital, Inc.; Director
James L. Fares	42	President and Chief Executive Officer of the Company; Director
Howard D. Palefsky	58	General Partner with Montreux Equity Partners; Director
Jon S. Saxe	68	Past President of Protein Design Labs; Director
Virgil D. Thompson	65	President, CEO and Member of the Board of Directors of Angstrom Pharmaceuticals, Inc.; Director
      Mr. Hansen joined the Company’s Board of Directors in May 2004 and has served as Chairman of the Board since October 2004. Mr. Hansen was Acting Chief Executive Officer of the Company from October 2004 until February 2005. He has been a Managing Director of the investment banking firm Sanders Morris Harris since January 2002, where he manages a number of life sciences-related investments. From October 1999 to 2001, Mr. Hansen was a private consultant and advisor to several startup and smaller venture capital-backed private companies. Mr. Hansen serves as a director of a number of private companies. Mr. Hansen received an A.B. degree from Princeton University and an M.B.A. degree from the Wharton School, University of Pennsylvania.
      Mr. Bradsher, CFA, joined the Company’s Board of Directors in March 2004. Mr. Bradsher served as Lead Director of the Company from May 2004 to October 2004. Since 2002, Mr. Bradsher has been President of Broadwood Capital, Inc., a private investment firm. Previously, he was a Managing Director at Whitehall Asset Management, Inc. from 1999 to 2002. Mr. Bradsher holds a B.A. degree in economics from Yale College and is a Chartered Financial Analyst.
      Mr. Fares joined the Company in February 2005 as President and Chief Executive Officer and a member of the Board of Directors. Prior to joining the Company, Mr. Fares served as President and Chief Executive Officer of FGC Pharma/ Novella Neurosciences from November 2003 to January 2005. From 2001 to 2003, he was a founder and Sr. Vice President, Commercial Operations of Xcel Pharmaceuticals. Prior to Xcel, Mr. Fares was Vice President and General Manager at Elan Pharmaceuticals from 1998 to 2001. Mr. Fares holds a B.S. degree in finance from San Jose State University.
      Mr. Palefsky joined the Company’s Board of Directors in May 2004. Mr. Palefsky has been a general partner with Montreux Equity Partners, a private equity investment firm, since 2002. From 1997 to 2002, Mr. Palefsky was a private investor. Mr. Palefsky holds a B.S. degree from the City College of the City University of New York, and an M.B.A. degree from the Stanford University Graduate School of Business.
      Mr. Saxe, a former RiboGene, Inc. director, joined the Company’s Board of Directors in November 1999. He has been a director since 1989 and from January 1995 to May 1999, he was President of Protein Design Labs, Inc., a biotechnology and specialty pharmaceutical company. From May 1999 through December 2000, he was an executive in residence at Institutional Venture Partners. Mr. Saxe also serves as a director of SciClone Pharmaceuticals, First Horizon Pharmaceuticals, ID Biomedical Corporation, Insite Vision, Inc., Protein Design Labs, Inc., Durect Corp. and several private companies. Mr. Saxe holds a B.S. degree in chemical engineering from Carnegie-Mellon University, a J.D. degree from The George Washington University Law School and an L.L.M. degree from New York University School of Law.
      Mr. Thompson joined the Company’s Board of Directors in January 1996. Mr. Thompson is the President, Chief Executive Officer and Director of Angstrom Pharmaceuticals, Inc., since November 2002.

From September 2000 until August 2002, he was President, Chief Executive Officer and a director of Chimeric Therapies, Inc. From May 1999 until September 2000, he was President, Chief Operating Officer and a director of Bio-Technology General Corporation, a pharmaceutical company. Mr. Thompson is also a director of Aradigm Corporation and Savient Pharmaceuticals, Inc. Mr. Thompson holds a B.S. degree in pharmacy from Kansas University and a J.D. degree from The George Washington University Law School.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
EACH NAMED NOMINEE.
Company Management
      Biographical information for the executive officers of the Company who are not directors is set forth below. There are no family relationships between any director or executive officer and any other director or executive officer. Executive officers serve at the discretion of the Board of Directors and until their successors have been duly elected and qualified, unless sooner removed by the Board of Directors. Officers are elected by the Board of Directors annually at its first meeting following the annual meeting of shareholders.
      Stephen L. Cartt, 42, Executive Vice President, Commercial Development, joined the Company in March 2005. Mr. Cartt was a private consultant from August 2002 until March 2005. From March 2000 through August 2002, Mr. Cartt was the Senior Director of Strategic Marketing for Elan Pharmaceuticals. Prior to that, Mr. Cartt worked for ALZA Corporation from 1986 to 2000, holding a variety of marketing and sales positions. Mr. Cartt holds a B.S. degree from the University of California at Davis in biochemistry, and an M.B.A. degree from Santa Clara University.
      Reinhard Koenig, M.D., Ph.D., 44, Vice President, Clinical and Product Development, joined the Company in February 2004. He is responsible for medical affairs and product development activities. Dr. Koenig was Sr. Vice President, Medical & Regulatory Affairs at Photogen Technologies, Inc. from 2001 to 2003. From 1999 to 2001, he was President and founder of Biosciences Corporation, a consulting organization. Dr. Koenig received his M.D. degree and medical training at Medical School at Philipps University in Marburg, Germany. He also received a Ph.D. degree in toxicology and pharmacology from Philipps University, Marburg.
      Barbara J. McKee, M.M., 57, joined the Company in February 2005 as Director of Finance and was appointed Principal Accounting Officer in March 2005. From September 1999 until joining the Company, Ms. McKee was a senior consultant with Macias & Ryan, Inc. Ms. McKee holds a B.B.A. degree from the University of Wisconsin-Madison and an M.M. degree from Kellogg School of Management, Northwestern University.
Lead Director
      In November 2003, the Board of Directors created the designation of Lead Director and appointed Brian C. Cunningham to serve as Lead Director through the 2004 annual meeting of shareholders. Following the 2004 annual meeting of shareholders, the Board of Directors appointed Neal C. Bradsher to the position of Lead Director. Upon the appointment of Albert Hansen as Chairman of the Board of Directors in October 2004, Mr. Bradsher resigned as Lead Director and the position of Lead Director was eliminated. Mr. Bradsher continues to serve as a member of the Board of Directors.
Board of Directors and Committee Meetings
      The Board of Directors held 22 meetings during the fiscal year ended December 31, 2004. Each of the Directors attended at least 75% of the aggregate number of meetings of the Board of Directors, and of the committees on which he served, held during the period for which he was a director or committee member, respectively. The Board of Directors has an Audit Committee, which held eight meetings during the calendar year ended December 31, 2004, a Nominating and Corporate Governance Committee, which held two meetings during the calendar year ended December 31, 2004, and a Compensation Committee, which held six meetings during the calendar year ended December 31, 2004.
      The Company has not adopted a formal policy on members of the Board of Directors attendance at its annual meeting of shareholders, although all members of the Board of Directors are invited to attend. Five of the seven members of the then Board of Directors attended the Company’s 2004 annual meeting of shareholders.
Committees of the Board of Directors

Audit Committee
      The Company has a separately designated standing Audit Committee of the Board of Directors established in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Audit Committee”). The Audit Committee is responsible for overseeing the financial controls of the Company, including the selection of the Company’s independent registered public accounting firm, the scope of the audit procedures, the nature of the services to be performed by and the fees to be paid to the Company’s independent registered public accounting firm, and any changes to the accounting standards of the Company. The Audit Committee is composed of three non-employee directors: Mr. Saxe, who serves as Chairman, Mr. Bradsher and Mr. Palefsky. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 and satisfies the independence standards of Section 121A of the Rules of the American Stock Exchange (“AMEX”). The charter for the Audit Committee was attached as an exhibit to the Proxy Statement for the 2004 annual meeting of shareholders.
      All members of the Audit Committee meet AMEX’s audit committee financial sophistication requirements. The Company does not have an “audit committee financial expert” (as defined in the rules and regulations of the Securities and Exchange Commission) serving on the Audit Committee, but the Company believes that the background and financial sophistication of its members are sufficient to fulfill the duties of the Audit Committee.

Nominating and Corporate Governance Committee
      The Company has a separately designated standing Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”). The Nominating and Corporate Governance Committee is responsible for (i) the identification of qualified candidates to become members of the Board of Directors, (ii) the selection of candidates for recommendation to the Board of Directors as nominees for election as directors at the next annual meeting of shareholders, (iii) the selection of candidates to fill any vacancies on the Board of Directors, and (iv) the analysis and recommendation to the Board of Directors on corporate governance matters applicable to the Company. The Nominating and Corporate Governance Committee is composed of three non-employee directors: Mr. Bradsher, who serves as Chairman, Mr. Hansen and Dr. Stoll. Each member of the Nominating and Corporate Governance Committee satisfies the independence standards of Section 121A of the Rules of the AMEX. The charter for the Nominating and Corporate Governance Committee was attached as an exhibit to the Proxy Statement for the 2004 annual meeting of shareholders.
      The Nominating and Corporate Governance Committee is responsible for selecting those individuals to recommend to the entire Board of Directors for election to the Board. The Nominating and Corporate Governance Committee will consider candidates for directors proposed by security holders. The Nominating and Corporate Governance Committee has no formal procedures for submitting candidates and, until otherwise determined, accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission.

      The Nominating and Corporate Governance Committee identifies director nominees through a combination of referrals, including by management, existing members of the Board of Directors and security holders, and direct solicitations, where warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Nominating and Corporate Governance Committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the Board.
      Among the factors that the committee considers when evaluating proposed nominees are their understanding of, and commitment to, the interests of shareholders; their experience and involvement in the successful creation of shareholder value; their experience in the biopharmaceutical industry; and their knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The Nominating and Corporate Governance Committee may request references and additional information from the candidate prior to reaching a conclusion. The Nominating and Corporate Governance Committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.
      The Nominating and Corporate Governance Committee received no security holder recommendations for nomination to the Board of Directors prior to the 120th calendar day before the date the Company’s proxy statement was released to shareholders in connection with the Company’s 2004 annual meeting of shareholders. There are no director nominees for the Annual Meeting who are neither incumbent directors standing for re-election nor executive officers.

Compensation Committee
      The Company has a separately designated standing Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee is responsible for (i) recommending the type and level of compensation for officers of the Company, and (ii) administering the Company’s equity incentive plans. The Compensation Committee is composed of three non-employee directors: Mr. Thompson, who serves as Chairman, Mr. Hansen and Mr. Saxe. Each member of the Compensation Committee satisfies the independence standards of Section 121A of the Rules of the AMEX.
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
      The Audit Committee has selected Odenberg Ullakko Muranishi & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, and has further directed that management submit the selection of this independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Representatives of OUM are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
      Shareholder ratification of the selection of OUM as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the selection of OUM to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.
      The affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of OUM. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE SELECTION
OF ODENBERG ULLAKKO MURANISHI & CO. LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Principal Accountant Fees and Services
      The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	December 31,	December 31,
	2004	2003

Audit Fees	$276,500	$277,890
All Other Fees	2,300	2,500

Total	$278,800	$280,390

      Audit fees include the audit of the Company’s annual financial statements presented in the Company’s Annual Report on Form 10-K, reviews of interim financial statements presented in the Company’s Quarterly Reports on Form 10-Q and accounting, reporting and disclosure consultations related to those audits and fees related to consents and reports in connection with regulatory filings. All other fees include reference library services.
      The Company’s Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that the provision of such services to the degree utilized is compatible with maintaining the independence of the Company’s registered public accounting firm.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All fees of Ernst & Young LLP for the fiscal year ended December 31, 2004 were approved by the Audit Committee. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.
Audit Committee Report
      The Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2004 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the registered public accounting firm their independence from the Company. The Audit

Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the public accounting firm’s independence.
      It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.
      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.
      Submitted on April 19, 2005, by the members of the Audit Committee of the Board of Directors.

Jon S. Saxe, Chairman
Neal C. Bradsher
Howard D. Palefsky
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
      The Company compensates its non-employee directors for their service on the Board of Directors with an initial grant of an option to purchase 25,000 shares of Common Stock. Such option grant has an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and vests in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director serves continuously on the Board of Directors during such time. The term of the option is ten years. Such stock option grant is made under the 2004 Non-Employee Directors’ Equity Incentive Plan (the “Directors’ Plan”).
      For fiscal year 2004, the Board of Directors approved an annual salary of $60,000 to the Company’s Lead Director. Brian C. Cunningham served as the Company’s Lead Director until May 2004, and he received $18,750 as compensation for service as Lead Director during fiscal year 2004. Additionally, Mr. Cunningham was granted an option under the Directors’ Plan to purchase 30,000 shares of Common Stock upon appointment as Lead Director at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant, 10,000 shares of which vested immediately, and the remainder of which vest in 48 equal monthly installments commencing on the date of the grant, provided that he served continuously on the Board of Directors during such time. Following Mr. Cunningham’s departure as Lead Director, the Board of Directors eliminated the annual salary for the Lead Director and determined that the Lead Director would receive an additional $1,000 per meeting attended. Neal C. Bradsher served as the Company’s Lead Director from May 2004 through October 2004, at which time the Company eliminated the position of Lead Director. Mr. Bradsher received $5,250 as compensation for service as Lead Director during fiscal year 2004.
      Each other outside director received $2,500 for each Board of Directors’ meeting attended during fiscal year 2004. Through July 12, 2004, non-employee members of committees of the Board of Directors, including the Lead Director, received $1,000 for each committee meeting attended, with committee chairmen receiving $1,500 per meeting attended. Commencing July 13, 2004, outside directors received $1,000 for each telephonic Board meeting, with the Lead Director receiving $1,250 per meeting, and $1,000 for each committee meeting attended, with the Chairman of each committee receiving $1,250 per meeting. For service as a director in 2004 each outside director was granted an option under the Company’s 1992 Employee Stock Option Plan (the “1992 Plan”) to purchase 10,000 shares of Common Stock. Such option grants had an exercise price equal to 85% of the fair market value of the Common Stock on the date of the grant and vest in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director served continuously on the Board of Directors during such time. For service on a committee of the Board of Directors in 2004, members of committees were granted an option under the 1992 Plan to purchase 15,000 shares of Common Stock and chairmen of committees were granted an additional option under the 1992 Plan to purchase 7,500 shares of Common Stock. Such option grants had an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and became fully vested on the date of the grant.
      Each outside director will receive $2,500 for each Board of Directors’ meeting attended during fiscal year 2005. Members of committees of the Board of Directors will receive $1,000 for each committee meeting attended, with committee chairmen receiving $1,250 per meeting attended. Additionally, for service as a director in 2005 each outside director was granted an option under the Directors’ Plan to purchase 15,000 shares of Common Stock. Such option grants had an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and vest in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director serves continuously on the Board of Directors during such time. For service on a committee of the Board of Directors in 2005, non-employee members of committees were granted an option under the Directors’ Plan to purchase 10,000 shares of Common Stock and chairmen of committees were granted an additional option under the Directors’ Plan to purchase 7,500 shares of Common Stock. Such option grants had an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant and became fully vested at the date of the grant.
      The Company also reimburses its directors who are not employees for their reasonable expenses incurred in attending meetings. Directors who are officers of the Company receive no additional compensation for Board service.
Compensation of Executive Officers
      The following table shows, for the fiscal years ended December 31, 2004, 2003 and 2002, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and named executive officers (the “Named Executive Officers”).
Summary Compensation Table

				Long-Term
				Compensation Awards
		Annual
		Compensation(1)		Restricted	Securities
	Fiscal			Stock	Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Options (#)	Compensation ($)

Albert Hansen(2)	2004	$—	$—	$—	35,000	$—
Former Acting President and
Chief Executive Officer
Charles J. Casamento(3)	2004	$276,276	$136,294	—	—	$202,593	(4)
Former President and	2003	$458,500	$34,388	—	450,000	—
Chief Executive Officer	2002	$445,000	$222,750	—	600,000	—
Timothy E. Morris(5)	2004	$206,994	$—	—	—	—
Former Sr. Vice President,	2003	$225,829	$36,417	—	—	—
Finance and Administration,	2002	$210,000	$69,300	—	600,000	—
Chief Financial Officer
R. Jerald Beers(6)	2004	$204,000	$21,283	—	60,000	$80,875	(7)
Former Vice President,	2003	$54,374	$—	—	300,000	—
Sales and Marketing
Reinhard Koenig(8)	2004	$156,006	$15,444	—	302,000	—
Vice President, Medical Affairs

(1)	In accordance with the Commission rules, other annual compensation in the form of perquisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits constitutes less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for the fiscal year.

(2)	Mr. Hansen was named Acting President and Chief Executive Officer on November 1, 2004. Mr. Hansen resigned from his position as an executive officer of the Company on February 18, 2005, upon the appointment of the Company’s current President and Chief Executive Officer James L. Fares. Mr. Hansen continues to serve as Chairman of the Board of Directors.

(3)	Mr. Casamento resigned from his position as an executive officer of the Company on August 5, 2004.

(4)	Mr. Casamento received $182,224 in severance payments in 2004. The Company recorded a liability for severance in the amount of $687,750 at the time of Mr. Casamento’s departure. $458,500 and $47,026 will be paid to Mr. Casamento in 2005 and 2006, respectively.

(5)	Mr. Morris resigned from his position as an executive officer of the Company on November 9, 2004.

(6)	Mr. Beers joined the Company on September 15, 2003. Mr. Beers resigned from his position as an executive officer of the Company on March 3, 2005.

(7)	Mr. Beers was reimbursed $80,875 for commuting expenses in 2004.

(8)	Dr. Koenig joined the Company on February 8, 2004 and was appointed an officer on May 17, 2004.

Option Grants in Last Calendar Year
      The following table contains information concerning the grant of stock options to the Chief Executive Officer and Named Executive Officers during the twelve months ended December 31, 2004.

					Potential Realizable
	Individual Grants				Value at Assumed Annual
					Rates of Stock Price
		Percentage of	Exercise		Appreciation for
	Securities	Total Options	or Base		Option Term(2)
	Underlying	Granted to	Price	Expiration
Name	Options (#)	Employees(1)	($/Sh)	Date	5% ($)	10% ($)

Albert Hansen	10,000	.9%	$0.84	5/16/14	$5,283	$13,387
	25,000	2.2%	$0.84	5/16/14	$13,207	$33,469
Charles J. Casamento	—	—	—	—	—	—
Timothy E. Morris	—	—	—	—	—	—
R. Jerald Beers	60,000	5.3%	$0.44	6/01/05	$16,603	$42,075
Reinhard Koenig	250,000	22.3%	$0.77	2/07/14	$121,062	$306,795
	52,000	4.6%	$0.44	9/16/14	$14,389	$36,465

(1)	Based on options to purchase 1,123,240 shares of Common Stock granted to employees during the twelve months ended December 31, 2004.

(2)	The potential realizable value is calculated based on the term of the option at the time of grant (ten years). Stock price appreciation of five percent and ten percent is assumed pursuant to rules promulgated by the SEC and does not represent the Company’s prediction of the stock price performance. The potential realizable value is calculated by assuming that the fair value of the Common Stock at the date of the grant, as determined by the Board of Directors, appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

Aggregated Option Exercises in Fiscal Year 2004
and Fiscal Year-End 2004 Option Values
      There were no option exercises by the former Chief Executive Officer (Mr. Casamento) or any of the Named Executive Officers during the twelve months ended December 31, 2004. The following table presents certain information with respect to the value at December 31, 2004, of options held by the Chief Executive Officer and each of the Named Executive Officers. The value actually realized upon future option exercises by the Chief Executive Officer and the Named Officers will depend on the value of the Common Stock at the time of exercise.

	Number of Securities		Value of Unexercised
	Underlying Options (#)(1)		In-The-Money Options ($)(2)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Albert Hansen	13,645	21,355	$—	$—
Charles J. Casamento	129,251	—	$—	$—
Timothy E. Morris	484,374	—	$—	$—
R. Jerald Beers	93,750	266,250	$—	$5,400
Reinhard Koenig	52,083	249,917	$—	$4,680

(1)	Includes both in-the-money and out-of-the-money options. “In-the-money” options are options with exercise prices below the market price of the Common Stock.

(2)	Based on the fair market value of the underlying shares on December 31, 2004 ($0.53, based upon the closing price on the AMEX) less the respective exercise or base price. Excludes out-of-the money options.
Table of Equity Compensation Plan Information
      The following table contains information concerning the Company’s equity compensation plans as of December 31, 2004.

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities		Under Equity
	to be Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
	Warrants and Rights	Warrants and Rights	in Column (a))

Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	5,685,459	$1.03	8,956,888
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	5,685,459	$1.03	8,956,888

Employment Agreements
      In February 2005, the Company entered into a letter agreement with James L. Fares, President and Chief Executive Officer and a member of its Board of Directors. The agreement provides for an annual base salary of $300,000, subject to annual review by the Compensation Committee of the Board of Directors. The agreement provides Mr. Fares with the opportunity to receive an annual bonus for fiscal year 2005 of $75,000 and for fiscal year 2006 of $100,000, based on achievement of goals to be established and determined by the Compensation Committee of the Board of Directors. Under his agreement, in February 2005, Mr. Fares was granted an option to purchase 1,500,000 shares of Common Stock of the Company at an exercise price of $0.44 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant. The agreement also provides that, in the event (i) Mr. Fares’ employment is terminated by the Company other than (x) for cause (as defined in the agreement) or (y) as a result of Mr. Fares’ disability, or (ii) Mr. Fares resigns his employment upon 30 days’ prior written notice to the Company for good reason (as defined in the agreement), during his first three years of employment, he will be entitled to receive severance compensation totaling six months of base salary, or following his first three years of employment, he will be entitled to receive severance compensation totaling twelve months of base salary.
      Messrs. James. L. Fares, Steve Cartt and Reinhard Koenig are each party to agreements that would provide certain benefits upon a change in control of the Company. Messrs. Fares’ and Cartt’s agreements provide that in the event a change in control occurs and the employee’s employment with the Company is terminated involuntarily other than for cause, fifty percent of such employee’s stock options under any plan of the Company that are then outstanding shall become vested and exercisable immediately prior to a change in control of the Company. Dr. Koenig’s agreement provides that all of the employee’s stock options under any plan of the Company that are then outstanding shall become vested and exercisable immediately prior to a change in control of the Company (and such employee would have a period of ninety days following the later of termination of employment or expiration of any lock-up agreement to exercise such options). Also, Dr. Koenig’s agreement provides that in the event a change in control occurs and the employee’s employment with the Company is terminated involuntarily other than for cause, the employee will be entitled to receive a severance benefit in the amount equal to the sum of: (i) six months of base salary, and (ii) a bonus in the amount of the employee’s bonus from the prior fiscal year of the Company in which the termination of his employment occurs. In addition, Dr. Koenig would be entitled to receive Company paid insurance coverage for six months and coverage at his election and expense for an additional 15 months.
      On March 3, 2005, Mr. R. Jerald Beers resigned as Vice President, Sales and Marketing, of the Company. Under the separation agreement entered into by the Company and Mr. Beers, the Company is obligated to continue to (i) pay Mr. Beers his regular monthly base salary of $19,583 for six months, and (ii) maintain Mr. Beers’ participation in the Company’s employee benefit plans under COBRA for six months. Although certain payments will be paid on a monthly basis over the six months, Mr. Beers is not performing further services for the Company.
      On August 5, 2004, Mr. Charles J. Casamento resigned as Chairman, President and CEO of the Company. Under the separation agreement entered into by the Company and Mr. Casamento, the Company (i) is obligated to continue to pay Mr. Casamento his regular monthly base salary of $38,208 for 18 months, (ii) paid the prorated portion of his 2004 annual bonus potential in the amount of $136,294, and (iii) extended the exercise period for 18 months of 129,251 stock options with an exercise price of $1.25 per share. All other stock options held by Mr. Casamento expired 90 days after his resignation. Certain payments will be paid on a monthly basis over the 18 months. Mr. Casamento is not performing further services for the Company, although the separation agreement provides for part-time consulting services if requested by the Company.
REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
      This report describes the philosophy that underlies the components of the Company’s executive compensation programs. It also describes the details of the key elements of such programs, as well as the rationale for compensation paid to the Company’s Chief Executive Officer and its officers in general.
Compensation Philosophy and Objectives
      The Compensation Committee believes that all officers should be compensated based on their contribution to the Company and to building sustainable long-term value for the Company’s shareholders. In determining specific compensation programs, the Compensation Committee considers individual and group performance, including successful achievement of business, management and research objectives, and maintenance of strong relationships with the Company’s collaborators. The Compensation Committee strives to design compensation programs that will tie individual rewards to the Company’s success and align interests between officers and shareholders of the Company. The Compensation Committee also strives to design compensation programs that help retain its officers and encourage personal and professional development and growth.
Compensation of Officers Generally
      Officer compensation programs typically consist of four components: base salaries, bonuses, equity incentives and other compensation. Base salaries are established on the basis of the officer’s experience, salary history and contribution to the Company. Bonuses are established on the basis of individual achievement of established objectives and overall corporate performance. Equity incentives typically consist of stock option grants under the Company’s equity incentive plans. Stock options are granted as inducements to employment with the Company, to aid in retention and to align the interest of such officers with those of the Company’s shareholders. Other compensatory components typically consist of relocation expenses, insurance premiums and similar payments. All components are evaluated annually to ensure that such components are appropriate and consistent with the strategic business objectives of the Company, corporate culture, and with enhancing shareholder value.
Base Salary
      Base salaries for the Company’s officers are established at competitive levels according to the salaries attributable to comparable positions at comparable companies within the healthcare, pharmaceutical and biotechnology industries. The Compensation Committee reviews the base salary of each officer annually. The Compensation Committee considers each officer’s level of responsibility, experience and overall contribution to the Company. The Compensation Committee also considers equity and fairness in setting the base salary of its officers. In making salary recommendations, the Compensation Committee exercises discretion based on the foregoing criteria. The Compensation Committee does not apply a specific formula to determine the weight of each factor considered.
Bonuses
      Bonuses for the Company’s officers are recommended to the Board of Directors by the Compensation Committee and are based on the attainment of specific business and management objectives, overall corporate performance and other factors deemed relevant by the Compensation Committee. Bonuses for the Company’s officers are then determined by the Board of Directors in its sole discretion.
Stock Options and Other Equity Incentives
      The Compensation Committee administers the following equity incentive Plans for the Company: (i) the 1992 Plan, and (ii) the Directors’ Plan (collectively, the “Plans”). The Company’s officers can receive stock option grants and other equity-based incentives under the 1992 Plan. The Company’s officers may also receive non-statutory stock option grants that are not pursuant to any of the Plans.
      Options to purchase shares of Common Stock are granted as incentives to the Company’s officers, to aid in the retention of such officers and to align the interests of such officers with those of the shareholders.
      The Compensation Committee grants incentive stock options to officers of the Company. Options granted during the twelve months ended December 31, 2004 were granted at a price equal to 100% of the fair market value of the Common Stock on the date of grant.
Policy on Deductibility of Compensation
      Section 162(m) of the Tax Code provides in general that companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to any Named Executive Officer, except to the extent such excess constitutes performance-based compensation. In order for incentive based stock option grants to qualify as performance based compensation under Section 162(m), such options must be granted by a compensation committee comprised solely of “outside directors,” and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the option is approved by the shareholders. The Company currently does not intend to qualify its incentive compensation Plans under Section 162(m).
Chief Executive Officer Compensation
      In February 2005, the Company entered into a letter agreement with James L. Fares, President and Chief Executive Officer and a member of its Board of Directors. The agreement provides for an annual base salary of $300,000, subject to annual review by the Compensation Committee of the Board of Directors. The agreement provides Mr. Fares with the opportunity to receive an annual bonus for fiscal year 2005 of $75,000 and for fiscal year 2006 of $100,000, based on achievement of goals to be established and determined by the Compensation Committee of the Board of Directors. Under his agreement, in February 2005, Mr. Fares was granted an option to purchase 1,500,000 shares of Common Stock of the Company at an exercise price of $0.44 per share. The options vest monthly over 48 months from the date of grant and contain a one year cliff, whereby no options vest until the first anniversary of the date of grant. The options expire ten years following the date of grant. The agreement also provides that, in the event (i) Mr. Fares’ employment is terminated by the Company other than (x) for cause (as defined in the agreement) or (y) as a result of Mr. Fares’ disability, or (ii) Mr. Fares resigns his employment upon 30 days’ prior written notice to the Company for good reason (as defined in the agreement), during his first three years of employment, he will be entitled to receive severance compensation totaling six months of base salary, or following his first three years of employment, he will be entitled to receive severance compensation totaling twelve months of base salary.
      Submitted on April 19, 2005, by the members of the Compensation Committee of the Board of Directors.

THE COMPENSATION COMMITTEE

Virgil D. Thompson, Chairman
Albert Hansen
Jon S. Saxe
Compensation Committee Interlocks and Insider Participation
      The members of the Compensation Committee for the fiscal year ended December 31, 2004 were Albert Hansen, Jon S. Saxe and Virgil D. Thompson. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during the 2004 fiscal year.
CODE OF BUSINESS CONDUCT AND ETHICS
      In fiscal year 2003, the Company established a Code of Business Conduct and Ethics to help its officers, directors and employees comply with the law and maintain the highest standards of ethical conduct. The Code of Business Conduct and Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. All of the Company’s officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Business Conduct and Ethics and with applicable laws and regulations. A copy of the Code of Business Conduct and Ethics can be accessed on the Internet via the Company’s website at www.questcor.com. The Company intends to post any amendments to, and waivers from, the Code of Business Conduct and Ethics to the Company’s website at www.questcor.com within five days following the date of such amendment or waiver.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding the ownership of Company voting capital stock as of March 31, 2005 by: (i) each shareholder who is known by the Company to own beneficially more than 5% of the Company’s voting capital stock; (ii) each named executive officer of the Company; (iii) each director of the Company; and (iv) all directors and executive officers of the Company as a group.

	Shares Beneficially Owned(1)

Name of Beneficial Owner	Number		Percentage

Sigma-Tau Finanziaria SpA and its affiliates(2)	14,631,375	(3)	23.40%
19-21 Bd. Du Prince Henri L-1724 Luxembourg
Corporate Opportunities Fund, L.P. and its affiliates(4)	4,207,394	(5)	6.75%
126 East 56th Street, 24th Floor New York, New York 10022
Delta Opportunity Fund, Ltd. and its affiliates(6)	4,879,074	(7)	7.81%
c/o SEI Investments, Styne House Upper Hatch Street Dublin 2, Ireland
Charles J. Casamento(8)	215,081		*
Timothy E. Morris	19,200		*
R. Jerald Beers(9)	130,250		*
Reinhard Koenig(10)	187,653		*
Neal Bradsher(11)	2,230,701		3.64%
James L. Fares	—		*
Albert Hansen(4)	4,234,894	(5)(12)	6.91%
Howard D. Palefsky(13)	2,839,929	(14)	4.63%
Jon S. Saxe(15)	197,699		*
Roger G. Stoll, Ph.D.(16)	207,701		*
Virgil D. Thompson(17)	218,314		*
All executive officers & directors as a group (10 persons)(18)	10,116,991		16.30%

*	Less than 1%.

(1)	Calculated in accordance with Rule 13d-3 promulgated under the Exchange Act and based on an aggregate of 61,271,879 votes of the Company’s capital stock outstanding as of March 31, 2005, which consists of 51,306,984 shares of Common Stock, 2,155,715 shares of Series A Preferred Stock, and 7,809,180 votes attributable to the outstanding shares of Series B Convertible Preferred Stock (based upon a ratio of 0.875 votes per share of Common Stock into which the Series B Convertible Preferred Stock is convertible).

(2)	Beneficial ownership includes shares of Common Stock beneficially owned by Sigma-Tau Finanziaria SpA, Sigma-Tau International, Defiante Farmaceutica Lda, Paolo Cavazza and Claudio Cavazza (together, “Sigma-Tau”), as reported by Sigma-Tau on Amendments No. 6 and 8 to Schedule 13D filed on January 15, 2004.

(3)	Represents 13,365,553 shares of Common Stock, and 1,265,822 shares of Common Stock issuable upon conversion of a convertible debenture.

(4)	Beneficial ownership includes shares of Common Stock beneficially owned by Corporate Opportunities Fund, L.P., Corporate Opportunities Fund (Institutional), L.P., SMM Corporate Management, LLC, Sanders Morris Harris Inc., James C. Gale and Albert Hansen (together, “Corporate Opportunities”), as reported by Corporate Opportunities on Amendment No. 3 to Schedule 13D filed on May 21, 2004.

(5)	Includes (and ownership percentage based on) 3,187,420 shares of Common Stock issuable upon conversion of Series B Convertible Preferred Stock and 1,019,974 shares of Common Stock issuable upon exercise of warrants, as reported by Corporate Opportunities on Amendment No. 3 to Schedule 13D filed on May 21, 2004. Corporate Opportunities is entitled to 2,788,993 votes attributable to the outstanding shares of Series B Convertible Preferred Stock it beneficially owns (based upon a ratio of 0.875 votes per share of Common Stock into which such Series B Convertible Preferred Stock is convertible).

(6)	Beneficial ownership includes shares of Common Stock beneficially owned by Delta Opportunity Fund, Ltd., Delta Opportunity Fund (Institutional), LLC, Diaz & Altschul Advisors, LLC, Diaz & Altschul Management, LLC, Arthur G. Altschul, Jr., and Reinaldo M. Diaz (together, “Delta”), as reported by Delta on Amendment No. 2 to Schedule 13G filed on February 14, 2005.

(7)	Includes (and ownership percentage based on) 3,612,410 shares of Common Stock issuable upon conversion of Series B Convertible Preferred Stock and 1,189,969 shares of Common Stock issuable upon exercise of warrants, as reported by Delta on Amendment No. 2 to Schedule 13G filed on February 14, 2005. Delta is entitled to 3,160,859 votes attributable to the outstanding shares of Series B Convertible Preferred Stock it beneficially owns (based upon a ratio of 0.875 votes per share of Common Stock into which such Series B Convertible Preferred Stock is convertible).

(8)	Includes 79,008 shares held by various family members that Mr. Casamento may be deemed to beneficially own, and options to purchase 129,251 shares exercisable within 60 days of March 31, 2005.

(9)	Includes options to purchase 106,250 shares of Common Stock exercisable within 60 days of March 31, 2005.

(10)	Includes options to purchase 86,791 shares of Common Stock exercisable within 60 days of March 31, 2005.

(11)	Includes 2,182,160 shares of Common Stock held by Broadwood Partners, L.P., and options to purchase 48,541 shares of Common Stock held by Mr. Bradsher, which are exercisable within 60 days of March 31, 2005. Broadwood Partners, L.P. is a private investment partnership managed by Broadwood Capital, Inc. As President of Broadwood Capital, Inc., Mr. Bradsher may be deemed to have dispositive power over the shares owned by Broadwood Partners, L.P.

(12)	Also includes options to purchase 27,500 shares of Common Stock held by Mr. Hansen exercisable within 60 days of March 31, 2005.

(13)	Beneficial ownership includes shares of Common Stock beneficially owned by Montreux Equity Partners II SBIC, L.P., Montreux Equity Management II SBIC, LLC, Howard D. Palefsky and Daniel K. Turner, III (together, “Montreux”), as reported by Montreux on Amendment No. 3 to Schedule 13D filed on May 27, 2004.

(14)	Includes (and ownership percentage based on) 2,124,947 shares of Common Stock issuable upon conversion of Series B Convertible Preferred Stock and 679,982 shares of Common Stock issuable upon exercise of warrants, as reported by Montreux on Amendment No. 3 to Schedule 13D filed on May 27, 2004. Montreux is entitled to 1,859,329 votes attributable to the outstanding shares of Series B Convertible Preferred Stock it beneficially owns (based upon a ratio of 0.875 votes per share of Common Stock into which such Series B Convertible Preferred Stock is convertible). Also includes options to purchase 35,000 shares of Common Stock held by Mr. Palefsky exercisable within 60 days of March 31, 2005.

(15)	Includes options to purchase 193,121 shares of Common Stock exercisable within 60 days of March 31, 2005.

(16)	Includes options to purchase 197,701 shares of Common Stock exercisable within 60 days of March 31, 2005.

(17)	Includes options to purchase 214,249 shares of Common Stock exercisable within 60 days of March 31, 2005.

(18)	See footnotes (5) — (17). Does not include Messrs. Casamento, Morris and Beers, as they are no longer executive officers of the Company.

Section 16(A) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge and based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for the following: Mr. Saxe filed one late report covering three transactions, Messrs. Cunningham, Sasinowski, Stoll and Thompson each filed one late report covering two transactions, and Messrs. Bradsher and Koenig each filed one late report covering one transaction.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Sigma-Tau
      In March 2002, the Company issued to Defiante Farmaceutica Lda, (“Defiante”) an affiliate of Sigma-Tau Finanziaria SpA (“Sigma-Tau”), $2,000,000 of 8% convertible debentures and a warrant to purchase 759,493 shares of Common Stock. Sigma-Tau beneficially owned approximately 23% of the Company’s outstanding stock as of March 31, 2005. The Company agreed to pay interest on the debentures at a rate of 8% per annum on a quarterly basis. The debentures are convertible into 1,265,822 shares of Common Stock at a fixed conversion price of $1.58 per share, which was calculated based on 105% of the five day average closing sale price of the Common Stock immediately prior to the closing date. On March 8, 2005, the Company and Defiante entered into an amendment to the Convertible Debenture dated March 15, 2002 issued by the Company in favor of Defiante, extending the maturity date to April 15, 2005. On April 15, 2005 the outstanding debentures and all accrued interest thereon were paid in full.
      In January 2004, in connection with a private placement of Common Stock by the Company, Sigma-Tau purchased 759,493 shares of Common Stock in exchange for $435,948 in cash and the surrender of a warrant to purchase 759,493 shares of Common Stock.
      In July 2004, the Company issued a $2.2 million secured promissory note to Defiante. The interest rate on the note is 9.83% per annum. Repayment of the note consists of interest only for the first twelve months, with monthly principal and interest payments thereafter through August 2008.
Other Transactions
      In February 2004, prior to his being appointed as an officer, the Company issued to Reinhard Koenig a promissory note for $50,000 at an interest rate of prime plus 1% per annum. Under the terms of the note, the principal and interest would be forgiven on February 8, 2005 provided that Dr. Koenig continued as a full-time employee through that date. Dr. Koenig continued as a full-time employee through the specified date, and the principal and interest were forgiven in February 2005 in accordance with the terms of the note.

Performance Measurement Comparison1
      The following graph shows the total shareholder return, as of December 31, 2004, on an investment of $100 in cash in (i) Common Stock, (ii) the Amex Market Value Index, and (iii) the NASDAQ Pharmaceuticals Index.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG QUESTCOR PHARMACEUTICALS, INC.,
THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX
AND THE NASDAQ PHARMACEUTICAL INDEX

	Cumulative Total Return

	12/99	12/00	12/01	12/02	12/03	12/04

QUESTCOR PHARMACEUTICALS	100.00	50.00	167.20	78.40	59.20	42.40

AMEX MARKET VALUE (U.S. & FOREIGN)	100.00	130.14	137.33	146.61	191.55	227.57

NASDAQ PHARMACEUTICAL	100.00	120.50	109.11	72.38	104.08	111.76

*	$100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

      1 This Section is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS
      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
      We expect to mail a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, excluding exhibits, to shareholders on or about April 27, 2005.

By Order of the Board of Directors,

David A. Hahn
Secretary
Union City, California
April 19, 2005

QUESTCOR PHARMACEUTICALS, INC.		2005 ANNUAL MEETING OF SHAREHOLDERS
3260 WHIPPLE ROAD	Proxy	June 2, 2005
UNION CITY, CALIFORNIA 94587		THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF QUESTCOR PHARMACEUTICALS, INC. (THE “COMPANY”)

The undersigned hereby appoints James L. Fares and Barbara J. McKee, and each of them or their designee(s), with full power of substitution, to act as attorneys and proxies of the undersigned, to vote all of the shares of the Common Stock of the Company which the undersigned is entitled to vote at the 2005 annual meeting of shareholders (the “Annual Meeting”) to be held on June 2, 2005 at 9:00 a.m. local time at the corporate offices of Questcor Pharmaceuticals, Inc., at 3260 Whipple Road, Union City, California 94587, and at any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present, upon and in respect of the following proposal and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the Annual Meeting. The proposal referred to herein is described in detail in the accompanying joint proxy statement/prospectus.

The signed Proxy will be voted as directed, but if no instructions are specified, this signed Proxy will be voted for the propositions stated. If any other business is presented at such meeting, this signed Proxy will be voted by those named in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To elect as director the six nominees listed below:

      Nominees: FOR ☐ Neal C. Bradsher; FOR ☐ James L. Fares; FOR ☐ Albert Hansen; FOR ☐ Howard D. Palefsky; FOR ☐ Jon S. Saxe; FOR ☐ Virgil D. Thompson.

(Instructions: To withhold authority to vote for any of the nominees, write the nominee’s name in the space provided below.)

2.	To ratify the selection of Odenberg Ullakko Muranishi & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

      FOR ☐ AGAINST ☐ ABSTAIN ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ABOVE LISTED PROPOSITIONS
(continued and to be signed on reverse side)

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of 2005 Annual Meeting of Shareholders, a Proxy Statement dated April 19, 2005, and the Annual Report on Form 10-K for the year ended December 31, 2004.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a partnership, please sign in partnership name by authorized person.

Date:	Signature:

Date:	Signature:

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTPAID RETURN ENVELOPE.